UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 April 24, 2003
                Date of Report (Date of earliest event reported)


                                    VIAD CORP
             (Exact name of registrant as specified in its charter)



           DELAWARE                    001-11015        36-1169950
(State or other jurisdiction of       (Commission     (I.R.S. Employer
incorporation or organization)        file number)    Identification No.)


 1850 N. CENTRAL AVE., PHOENIX, ARIZONA                         85077
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (602) 207-4000




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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

    (a) Not applicable.

    (b) Not applicable.

    (c) Exhibits
        99.1 - Press release dated April 24, 2003, issued by Viad Corp.

Item 9.   REGULATION FD DISCLOSURE (Provided under Item 12)

On April 24, 2003, Viad Corp (the "Company") issued a press release announcing its unaudited financial results for the first quarter 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                VIAD CORP
                                                (Registrant)

April 24, 2003                                  By /s/ G. Michael Latta
                                                -----------------------
                                                G. Michael Latta
                                                Vice President - Controller
                                                (Chief Accounting Officer
                                                and Authorized Officer)